EXHIBIT 1


                             Joint Filing Agreement


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, no par value, of The Liberty Corporation, a South Carolina corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Date: July 10, 2000

                                        W. HAYNE HIPP


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


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                                        ANNA KATE HIPP


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


                                        JOHN B. HIPP


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


                                        MARY JANE HIPP BROCK


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


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                                        DOROTHY G. LELAND


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


                                        WILLIAM F. HIPP



                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


                                        MASON A. GOLDSMITH


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


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                                       FRANCES M. MCCREERY


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact


                                        GAIL HIPP COOKE


                                        /s/ Martha Williams
                                        ---------------------------------------
                                        By: Martha Williams as Attorney-in-fact